                                                                    EXHIBIT 99.3

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great AQ Steamboat, LLC was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






 /s/ STEVE MOELLER
-------------------
Steve Moeller
Director, Accounting